SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2017 (December 12, 2017)

CALMARE THERAPEUTICS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-08696	36-2664428
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1376 Kings Highway
Fairfield, CT 06824
(Address of principal executive offices)
203-368-6044
(Registrant’s Telephone Number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Calmare Therapeutics Incorporated (the “Company”) has, upon further review of the matters involved, determined that Mr. Stanley Yarbro’s membership on the Board of Directors (the “Board”) of the Company has been continuous since March 1, 2012.

On December 12, 2017, the Board held a meeting. Mr. Yarbro was provided notice but did not attend.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATIONS OR BYLAWS; CHANGES IN FISCAL YEAR.

On December 12, 2017, the Board approved an amendment to the Company’s Bylaws (the “Amendment”) that allows for the Company to appoint a third-party inspector to review votes cast by stockholders. Specifically, the Amendment is set forth in a new Section 1.10 and reads as follows:

Section 1.10

Inspectors: The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting, or any adjournment thereof or prior to the effectiveness of the written consent. If an inspector or inspectors are not appointed, the person presiding at the meeting or prior to the effectiveness of the written consent may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat or prior to the effectiveness of the written consent. Each inspector, if any, before entering upon the discharge of duties of inspector, shall take and sign an oath to faithfully execute the duties of an inspector at such meeting, or prior to the effectiveness of the written consent with strict impartiality and according to the best of such inspector’s ability. The inspectors, if any, shall: (a) determine the number of shares of stock outstanding and the voting power of each; (b) determine the shares of stock represented at the meeting or the written consent, (c) determine the existence of a quorum, and the validity and effect of proxies; (d) receive votes, ballots, or consents; (e) hear and determine all challenges and questions arising in connection with the right to vote, count, and tabulate all votes, ballots, or consents; (f) determine the number of votes required and its result; and (g) do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting or prior to the effectiveness of the written consent, the inspector or inspectors, if any, shall make a report in writing of any challenge, question, or matter determined by such inspector or inspectors, and execute a certificate of any fact found by such inspector or inspectors. Except as may otherwise be required by subsection (e) of Section 231 of the General Corporation Law, the provisions of that Section shall not apply to the corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

December 18, 2017                                                 Calmare Therapeutics Incorporated

By: /s/ Conrad Mir

Conrad Mir

Chief Executive Officer